SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 5, 2003
                                                        -----------------



                         FAIRPOINT COMMUNICATIONS, INC.
                         ------------------------------
             (Exact Name of Registrant as specified in its charter)



      Delaware                      333-56365                 13-3725229
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(State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)               Number)             Identification No.)



      521 East Morehead Street, Suite 250, Charlotte, North Carolina 28202
      --------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (704) 344-8150
                                                          ---------------


                                       N/A
                                      -----
         (Former name or former address, if changed since last report):

Item 7.      Financial Statements and Exhibits

(c)    Exhibits

*+ 99.1 Press release issued November 5, 2003 entitled "FairPoint Reports Stable Operating Results For the Nine-Months Ended Sept. 30, 2003."


Item 12.     Results of Operations and Financial Condition

       On November 5, 2003, FairPoint Communications, Inc. (the "Company") issued a press release announcing operating results for the three month and nine month periods ended September 30, 2003, a copy of which is furnished as Exhibit
99.1 to this Current Report.

       The Company has presented its EBITDA for such periods, which is a "non-GAAP" financial measure under Regulation G. The components of EBITDA are computed by using amounts which are determined in accordance with generally accepted accounting principles ("GAAP"). As part of the Company's press release information, the Company has provided a reconciliation of EBITDA to net cash provided by operating activities of continuing operations, which is its nearest comparable GAAP financial measure. However, because EBITDA is not based on any standardized methodology prescribed by GAAP, it is not necessarily comparable to similar measures presented by other companies. The Company included EBITDA in the press release because it believes that EBITDA is useful to investors because EBITDA is commonly used in the telecommunications industry to analyze companies on the basis of operating performance, leverage and liquidity. The Company believes that EBITDA allows a standardized comparison between companies in the industry, while minimizing the differences from depreciation policies, financial leverage and tax strategies. EBITDA is also used in covenants in credit facilities and high yield debt indentures to measure a borrower's ability to incur debt and for other purposes, and may be the preferred measure for these purposes. Covenants in the Company's credit facility and in its indentures for its senior subordinated notes and senior notes that limit its ability to incur debt are based on EBITDA. While providing useful information, EBITDA should not be considered in isolation or as a substitute for consolidated statements of operations and cash flows data prepared in accordance with GAAP.

 --------
* Filed herewith.

+ This Exhibit 99.1 to this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           FAIRPOINT COMMUNICATIONS, INC.


                           By: /s/ Walter E. Leach, Jr.
                               -------------------------------------------
                               Name:  Walter E. Leach, Jr.
                               Title: Senior Vice President and
                                      Chief Financial Officer


Date:  November 5, 2003